UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 16, 2012

ENBRIDGE ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

DELAWARE	1-10934	39-1715850
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer Identification No.)

1100 LOUISIANA, SUITE 3300, HOUSTON, TEXAS 77002

(Address of Principal Executive Offices) (Zip Code)

(713) 821-2000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

    On May 17, 2012, Enbridge Energy Partners, L.P., referred to herein as “we”, “our” or “the Partnership”, amended and restated the partnership agreement of our subsidiary, Enbridge Energy, Limited Partnership (“EELP”), to create a new series of partnership interests, which are referred to as the Series EA partnership interests. Such series of partnership interests will be used to fund the development, construction, financing, ownership and operation of certain projects to expand the capacity of the Lakehead System to transport crude oil to destinations in the Midwest and Upper Midwest United States and eastern Canada (the “Eastern Access Projects”). In connection with entry into the Fourth Amended and Restated Agreement of Limited Partnership of Enbridge Energy, Limited Partnership we have entered into a contribution agreement dated May 17, 2012, by and among Enbridge Energy Company, Inc. (“EECI”), our general partner, Enbridge Pipelines (Eastern Access) L.L.C., EELP, the Partnership and Enbridge Pipelines (Lakehead) L.L.C. (the “Contribution Agreement”). EECI will indirectly own 60% of the Series EA partnership interests. We and our affiliates will own 40% of the Series EA partnership interests. We also have an option, exercisable prior to December 31, 2012, for the Partnership to require EECI to purchase up to 15% of the Series EA partnership interests from us and our affiliates, and we have an additional option to acquire up to 15% of the Series EA partnership interests held at the time from EECI for a period of twelve months following the in-service date of the last of the Eastern Access Projects. The foregoing discussion is qualified in its entirety by reference to the Fourth Amended and Restated Agreement of Limited Partnership of Enbridge Energy, Limited Partnership, entered into by us, EECI, Enbridge Pipelines (Lakehead) L.L.C., Enbridge Pipelines (Wisconsin) Inc., Enbridge Pipelines (Eastern Access) L.L.C. and Enbridge Pipelines (Alberta Clipper) L.L.C., and together with the exhibits thereto, which is attached to this report as Exhibit 10.1. The foregoing discussion of the Contribution Agreement is qualified in its entirety by reference to the Contribution Agreement which is attached to this report as Exhibit 10.2.

Item 7.01.  Regulation FD Disclosure.

    On May 16, 2012, we issued a press release announcing that we are moving forward with further expansions of our crude oil mainline pipeline system. The Lakehead System expansions are designed to increase deliveries to various refinery markets in the Upper Midwest, eastern Canada and, through connecting Enbridge pipelines, the U.S. Gulf Coast. Expansion of the Lakehead System includes: i) increasing capacity on the existing 36-inch diameter Alberta Clipper pipeline (Line 67) into the Superior, Wisconsin Terminal; and ii) expansion of the 42-inch diameter Southern Access pipeline (Line 61) between the Superior Terminal and the existing Flanagan Terminal near Pontiac, Illinois. The Eastern Access Projects includes: i) expansion of the Spearhead North pipeline (Line 62) between Flanagan, Illinois and the Terminal at Griffith, Indiana; ii) an additional 330,000 barrel tank at Griffith; and iii) replacement of additional sections of the our Line 6B in Indiana and Michigan.

    The above description of the press release is qualified in its entirety by reference to the complete text of the press release filed as Exhibit 99.1 hereto, which is hereby incorporated herein by reference.

Item 8.01.  Other Events.

    On May 16, 2012, we issued a press release announcing certain expansions of our crude oil mainline pipeline system. The foregoing description of the press release is qualified in its entirety by reference to the complete text of the press release furnished as Exhibit 99.1 hereto, which is hereby incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)     Exhibits.

    Reference is made to the “Index of Exhibits” following the signature page, which is hereby incorporated into this Item.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENBRIDGE ENERGY PARTNERS, L.P.
(Registrant)

	By:	Enbridge Energy Management, L.L.C.,
as delegate of Enbridge Energy Company, Inc., its General Partner

Date: May 18, 2012	By:	/s/ Stephen J. Neyland
Stephen J. Neyland
Vice President, Finance
(Principal Financial Officer)

Index of Exhibits

Exhibit No.	Description
10.1	Fourth Amended and Restated Agreement of Limited Partnership of Enbridge Energy, Limited Partnership.
10.2	Contribution Agreement.
99.1	Press Release of Enbridge Energy Partners, L.P. dated May 16, 2012 announcing major expansions of its Lakehead System.